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                                                                    EXHIBIT 10.3



                                 NON-NEGOTIABLE

                         PURCHASE MONEY PROMISSORY NOTE


U.S. $2,875,000.00                                           February 14, 1998

FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (each individually called a "Maker" and collectively called the "Makers") hereby unconditionally promises to pay jointly to the order of CLAUDE H. HARING (hereinafter referred to as "Seller"), or permitted assigns ("Holder") at 2113 Edgehill Drive, Furlong, PA 18925, or at such other place or to such other party as Holder may from time to time designate in writing, the principal sum of Two Million Eight Hundred Seventy-Five Thousand and 00/100 Dollars (U.S. $2,875,000.00) in lawful currency of the United States.

This Note evidences obligations of the Makers to the Holder provided for in the Stock Purchase Agreement among Educational Medical, Inc., CHI Acquisition Corp., CHI Institutes, Inc., and Seller dated February 14, 1998 and providing for thepurchase by CHI Acquisition Corp. of all of the outstanding and issued Capital Stock of CHI Institutes, Inc. owned by Seller (the "Agreement"). The terms of the Agreement are incorporated into this Note, and this Note is the Purchase Money Promissory Note referred to in the Agreement representing a portion of the purchase price for the Stock as defined in the Agreement.
Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meaning as set forth in the Agreement.

This Note shall bear interest at the rate of eight percent (8%) per annum. An initial principal payment equal to Five Hundred Fifty Thousand and 100 Dollars ($550,000) together with accrued interest shall be paid by the Makers to the Holder on February 15, 1999. A principal payment of $125,000 plus all interest accrued with respect to such principal payment shall be made on March 15, 1999. Thereafter, the remaining principal balance shall amortize in equal quarterly payments over a period of four years each in the amount of One Hundred Thirty Seven Thousand Five Hundred and 00/100 Dollars ($137,500) plus accrued interest commencing on the last business day in May 1999, and on the last business day of each August, November, February and May thereafter with all remaining principal and interest due on February 13, 2003 which payment shall include all accrued interest.

In the event that the Makers assert a claim for monetary damages or indemnification against the Seller pursuant to the provisions of the Agreement (a "Claim"), the Maker shall have the right to offset (an "Offset") the amount of the Claim, first against the Second Payment Promissory Note and then against the Purchase Money Promissory Note. Offsets against the Purchase Money Promissory Note shall be made first against principal payments and then interest payments in order of such payments and to the extent that a principal payment has been reduced as a result of such offset, all interest accrued with respect to such principal amount cancelled and returned or set off, as the case may be. In connection with any Offset, the Makers must deliver to the Seller


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written notice at or prior to the time the related payment would otherwise be due describing the basis for such Offset with reasonable detail. The Seller may contest the right to such Offset as provided in the Agreement.

All amounts represented by this Note shall be due and payable (1) within 15 days following notice to the Maker from the Holder that a payment of principal or interest has not been made in accordance with the terms of this Note, which notice specifically declares the entire amount owed to Holder and provided for in this Note immediately due and payable, or (2) February 13, 2003 (the earlier of the dates referred to in the preceding two clauses is called the "Maturity Date"). All amounts owing pursuant to this Note and not paid upon the Maturity Date shall bear interest at the highest rate of interest permitted by law until paid.

Maker for itself, its heirs, legal representatives, successors and assigns, waives presentment for payment, demand, notice of dishonor or non-payment, notice of default, notice of protest, and protest of this Note, and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof. Maker hereby consents to any number of extensions of time, and any and all renewals, waivers, and modifications of this Note or any combination of the foregoing that may be made or granted by Holder.

Maker agrees to pay immediately upon demand all reasonable costs and expenses of Holder, including attorneys' fees, (i) if after default this Note be placed in the hands of an attorney or attorneys for collection, or (ii) if Holder finds it necessary or desirable upon default to secure the services or advice of one or more attorneys with regard to collection of this Note against Maker, or for the protection of its rights under this Note, or any instrument relating to property securing the Note. The term "attorneys' fees" shall include attorneys' fees incurred by Holder whether or not suit is brought and if suit is brought, the term shall include attorneys' fees at trial and on appeal, and shall include attorneys' fees incurred in connection with consultations, arbitration, bankruptcy, conservatorship, receivership or any other proceeding.

         All issues arising hereunder shall be governed by the laws of Pennsylvania. The undersigned consent to the jurisdiction of the Courts of Pennsylvania in any action or proceeding which may be brought against the undersigned, under or in connection with this Note or otherwise, and, in the event any such action or proceeding shall be brought against the undersigned, the undersigned agree not to raise any objection to such jurisdiction or to the laying of venue in Bucks County. The undersigned agree that service of process in any action or proceeding may be duly effected upon the undersigned by service in accordance with the provisions of the Uniform Interstate and International Procedure Act.

         The undersigned agrees to pay Holder on demand such amounts as are necessary to reimburse Holder for fees paid to a public officer for filing, recording or releasing any instrument, financial statement or lien, and all costs, including attorney's fees, of legal process or proceedings to secure or collect any and all sums due hereunder.





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         The undersigned do hereby authorize and empower the Prothonotary or
Clerk or any attorney of any Court of Record of Pennsylvania or elsewhere to appear for and to enter judgment against any one or more or all of the undersigned at any time following the Maturity Date for the full principal amount of this note with interest as stated herein and subject to any Offsets, with or without declaration filed with costs of suit, release of errors, without stay of execution, and the undersigned and each of them waive the right of inquisition on any real estate that may be levied on the collection of this note and do hereby voluntarily condemn the same and authorize the Prothonotary or Clerk to enter upon the fieri fascias (writ of execution) said voluntary condemnation and agree that said real estate may be sold on a fieri fascias. The undersigned hereby voluntarily agree that any property, real or personal, subject to such judgment may be sold on a writ, and the undersigned hereby waive and release all relief from any and all appraisement, stay or exemption laws of any state, or of the United States, now in force or which hereafter may be passed, and for doing so this agreement or a copy hereof verified by affidavit shall be sufficient warrant. The authority herein granted to confess judgment shall not be exhausted by any single exercise thereof, but shall continue from time to time and at all times until full payment of all of said liability.

         Except with respect to any Offsets, the undersigned hereby knowingly, intelligently and voluntarily waive their right to due process to include a prejudgment determination of liability and waive their right to enter a defense on the liability. The undersigned also represent that they have consulted with an attorney regarding the implications of this provision, that this is a business transaction, and the Holder's income exceeds $10,000.00 per year.

         The word "liability" as used herein shall include any and all debts and obligations of the undersigned to Holder whether such be primary, secondary, direct, contingent, sole, joint, or several, due or to become due, or that have or may hereafter be contracted or incurred.

         The obligation of every party who shall sign this Note shall be joint and several, and any reference herein to the undersigned shall be deemed to refer and be applicable to each one separately as well as to all. Holder may surrender this note to any person paying the final installment hereunder, and may endorse or assign to such person or his order without recourse.

EACH OF HOLDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER IT OR ITS SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN EVIDENCED BY THIS NOTE AND ANY AGREEMENTS CONTEMPLATED THEREBY TO BE EXECUTED IN CONJUNCTION THEREWITH, OR IN CONJUNCTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES.





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        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note in Doylestown, Pennsylvania, the date first above written.

                                                   EDUCATIONAL MEDICAL, INC.
                                                   a Delaware corporation

                                                   By:_________________________
                                                      Authorized Signatory

                                                   CHI ACQUISITION CORP.,
                                                   a Delaware corporation

                                                   By:_________________________

Authorized Signatory



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
                                 NON-NEGOTIABLE

                         PURCHASE MONEY PROMISSORY NOTE


U.S. $2,875,000.00                                             February 14, 1998

FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (each individually called a "Maker" and collectively called the "Makers") hereby unconditionally promises to pay jointly to the order of JOSEPH COLYAR (hereinafter referred to as "Seller"), or permitted assigns ("Holder") at 212 Patrick Drive, Richboro, PA 18954, or at such other place or to such other party as Holder may from time to time designate in writing, the principal sum of Two Million Eight Hundred Seventy-Five Thousand and 00/100 Dollars (U.S. $2,875,000.00) in lawful currency of the United States.

This Note evidences obligations of the Makers to the Holder provided for in the Stock Purchase Agreement among Educational Medical, Inc., CHI Acquisition Corp., CHI Institutes, Inc., and Seller dated February 14, 1998 and providing for the purchase by CHI Acquisition Corp. of all of the outstanding and issued Capital Stock of CHI Institutes, Inc. owned by Seller (the "Agreement"). The terms of the Agreement are incorporated into this Note, and this Note is the Purchase Money Promissory Note referred to in the Agreement representing a portion of the purchase price for the Stock as defined in the Agreement. Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meaning as set forth in the Agreement.

This Note shall bear interest at the rate of eight percent (8%) per annum. An initial principal payment equal to Five Hundred Fifty Thousand and 100 Dollars ($550,000) together with accrued interest shall be paid by the Makers to the Holder on February 15, 1999. A principal payment of $125,000 plus all interest accrued with respect to such principal payment shall be made on March 15, 1999. Thereafter, the remaining principal balance shall amortize in equal quarterly payments over a period of four years each in the amount of One Hundred Thirty Seven Thousand Five Hundred and 00/100 Dollars ($137,500) plus accrued interest commencing on the last business day in May 1999, and on the last business day of each August, November, February and May thereafter with all remaining principal and interest due on February 13, 2003 which payment shall include all accrued interest.

In the event that the Makers assert a claim for monetary damages or indemnification against the Seller pursuant to the provisions of the Agreement (a "Claim"), the Maker shall have the right to offset (an "Offset") the amount of the Claim, first against the Second Payment Promissory Note and then against the Purchase Money Promissory Note. Offsets against the Purchase Money Promissory Note shall be made first against principal payments and then interest payments in order of such payments and to the extent that a principal payment has been reduced as a result of such offset, all interest accrued with respect to such principal amount cancelled and returned or set off, as the case may be. In connection with any Offset, the Makers must deliver to the Seller written notice at or prior to the time the related payment would otherwise be due describing the basis for such Offset with reasonable detail. The Seller may contest the right to such Offset as provided in the Agreement.

All amounts represented by this Note shall be due and payable (1) within 15 days following notice to the Maker from the Holder that a payment of principal or interest has not been made in accordance with the terms of this Note, which notice specifically declares the entire amount owed to Holder and provided for in this Note immediately due and payable, or (2) February 13, 2003 (the earlier of the dates referred to in the preceding two clauses is called the "Maturity Date"). All amounts owing pursuant to this Note and not paid upon the Maturity Date shall bear interest at the highest rate of interest permitted by law until paid.

Maker for itself, its heirs, legal representatives, successors and assigns, waives presentment for payment, demand, notice of dishonor or non-payment, notice of default, notice of protest, and protest of this Note, and waives any right to be released by reason of any extension of time or change in terms of payment or any change, alteration or release of any security given for the payment hereof. Maker hereby consents to any number of extensions of time, and any and all renewals, waivers, and modifications of this Note or any combination of the foregoing that may be made or granted by Holder.

Maker agrees to pay immediately upon demand all reasonable costs and expenses of Holder, including attorneys' fees, (i) if after default this Note be placed in the hands of an attorney or attorneys for collection, or (ii) if Holder finds it necessary or desirable upon default to secure the services or advice of one or more attorneys with regard to collection of this Note against Maker, or for the protection of its rights under this Note, or any instrument relating to property securing the Note. The term "attorneys' fees" shall include attorneys' fees incurred by Holder whether or not suit is brought and if suit is brought, the term shall include attorneys' fees at trial and on appeal, and shall include attorneys' fees incurred in connection with consultations, arbitration, bankruptcy, conservatorship, receivership or any other proceeding.

     All issues arising hereunder shall be governed by the laws of Pennsylvania. The undersigned consent to the jurisdiction of the Courts of Pennsylvania in any action or proceeding which may be brought against the undersigned, under or in connection with this Note or otherwise, and, in the event any such action or proceeding shall be brought against the undersigned, the undersigned agree not to raise any objection to such jurisdiction or to the laying of venue in Bucks County. The undersigned agree that service of process in any action or proceeding may be duly effected upon the undersigned by service in accordance with the provisions of the Uniform Interstate and International Procedure Act.

     The undersigned agrees to pay Holder on demand such amounts as are necessary to reimburse Holder for fees paid to a public officer for filing, recording or releasing any instrument, financial statement or lien, and all costs, including attorney's fees, of legal process or proceedings to secure or collect any and all sums due hereunder.

     The undersigned do hereby authorize and empower the Prothonotary or Clerk or any attorney of any Court of Record of Pennsylvania or elsewhere to appear for and to enter judgment against any one or more or all of the undersigned at any time following the Maturity

Date for the full principal amount of this note with interest as stated herein and subject to any Offsets, with or without declaration filed with costs of suit, release of errors, without stay of execution, and the undersigned and each of them waive the right of inquisition on any real estate that may be levied on the collection of this note and do hereby voluntarily condemn the same and authorize the Prothonotary or Clerk to enter upon the fieri fascias (writ of execution) said voluntary condemnation and agree that said real estate may be sold on a fieri fascias. The undersigned hereby voluntarily agree that any property, real or personal, subject to such judgment may be sold on a writ, and the undersigned hereby waive and release all relief from any and all appraisement, stay or exemption laws of any state, or of the United States, now in force or which hereafter may be passed, and for doing so this agreement or a copy hereof verified by affidavit shall be sufficient warrant. The authority herein granted to confess judgment shall not be exhausted by any single exercise thereof, but shall continue from time to time and at all times until full payment of all of said liability.

     Except with respect to any Offsets, the undersigned hereby knowingly, intelligently and voluntarily waive their right to due process to include a prejudgment determination of liability and waive their right to enter a defense on the liability. The undersigned also represent that they have consulted with an attorney regarding the implications of this provision, that this is a business transaction, and the Holder's income exceeds $10,000.00 per year.

     The word "liability" as used herein shall include any and all debts and obligations of the undersigned to Holder whether such be primary, secondary, direct, contingent, sole, joint, or several, due or to become due, or that have or may hereafter be contracted or incurred.

     The obligation of every party who shall sign this Note shall be joint and several, and any reference herein to the undersigned shall be deemed to refer and be applicable to each one separately as well as to all. Holder may surrender this note to any person paying the final installment hereunder, and may endorse or assign to such person or his order without recourse.

EACH OF HOLDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER IT OR ITS SUCCESSORS, PERSONAL REPRESENTATIVES OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN EVIDENCED BY THIS NOTE AND ANY AGREEMENTS CONTEMPLATED THEREBY TO BE EXECUTED IN CONJUNCTION THEREWITH, OR IN CONJUNCTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note in Doylestown, Pennsylvania, the date first above written.

                                         EDUCATIONAL MEDICAL, INC.
                                         a Delaware corporation

                                         By:
                                            ------------------------------
                                             Authorized Signatory

                                         CHI ACQUISITION CORP.,
                                         a Delaware corporation

                                         By:
                                            ------------------------------
Authorized Signatory